                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Offering investors the opportunity for maximum current return from a portfolio of U.S. Government Securities

KEMPER
U.S. MORTGAGE FUND


        "...The fund returned 3.76 percent for the period, versus its peer group, which returned an average of 3.6 percent.
                   A lot of the fund's performance came ... after we
                        began expanding its mortgage arena. ..."




                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
SHAREHOLDERS' MEETING
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
11
FINANCIAL STATEMENTS
13
NOTES TO FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS


At A GLANCE
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

Class A                                3.76%
Class B                                3.47%
Class C                                3.51%
Lipper U.S. Mortgage Funds
  Category Average*                    3.60%

Returns and rankings are historical and do not represent future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    3/31/98   9/30/97
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
CLASS A                               $7.03     $7.01
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
CLASS B                               $7.03     $7.00
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
CLASS C                               $7.03     $7.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE
FUND RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER U.S. MORTGAGE FUNDS CATEGORY

                         CLASS A              CLASS B               CLASS C
--------------------------------------------------------------------------------
1-YEAR               #21 of 62 funds      #41 of 62 funds       #38 of 62 funds
--------------------------------------------------------------------------------
5-YEAR               #17 of 41 funds      #32 of 41 funds              N/A
--------------------------------------------------------------------------------
10-YEAR                     N/A           #14 of 17 funds              N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MARCH 31, 1998.

                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS
INCOME:              $0.2400   $0.2098   $0.2129
--------------------------------------------------------------------------------
MARCH DIVIDEND:      $0.0400   $0.0350   $0.0347
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                 6.83%     5.97%     5.92%
--------------------------------------------------------------------------------
SEC YIELD+:            5.82%     5.19%     5.35%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME STYLE BOX
--------------------------------------------------------------------------------

[MATURITY QUALITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL 312-696-6000. (Morningstar Style
Box is based on a portfolio date as of March 31, 1998.) The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

GINNIE MAE Short for Government National Mortgage Association and securities guaranteed by that agency.

FREDDIE MAC Short for Federal Home Loan Mortgage Corporation.

FANNIE MAE Short for Federal National Mortgage Association, a publicly owned, government sponsored organization established in 1938 to purchase both government-backed and conventional mortgages from lenders and securitize them.

ECONOMIC OVERVIEW

[SILVA'S PHOTO]

  DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.
  SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.
  SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We can expect this favorable climate to continue--in spite of the sensitivity--at least over the shorter term.
  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash--$37.5 billion--into mutual funds in March. This record flow surpassed the prior monthly record of $32.7 billion in net mutual fund investing set in January 1996. Two years ago, many experts were concerned that the bull market was close to being on its last legs. Quite remarkably today, investors are still betting on equities. Nearly 75 percent of the new cash flowing into mutual funds in March went into stock funds, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry.
  Unfortunately, high expectations often combine with high anxiety--today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.
  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.
  On Monday, April 27, expectations were tested by reports that the Federal Reserve Board (Fed) was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. Ultimately, we do not anticipate that an interest rate hike will materialize in the second quarter; however, the Fed's monetary policy meeting shortly after the release of this overview will provide more information.
  Our positive outlook for this quarter is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.
  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 15 percent year-to-date as of April 30. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.
  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.
  Consumer spending and corporate fixed investments have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.
  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $40 billion to $50 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                             NOW (4/30/98)   6 MONTHS AGO    1 YEAR AGO    2 YEARS AGO
10-YEAR TREASURY RATE(1)           5.64          5.88           6.71          6.74
PRIME RATE(2)                      8.5           8.5            8.5           8.25
INFLATION RATE(3)*                 1.38          2.08           2.43          2.9
THE U.S. DOLLAR(4)                 3.92          9.65           6.55          8.51
CAPITAL GOODS ORDERS(5)*          10.89         11.72           8.17          6.82
INDUSTRIAL PRODUCTION(5)*          4.27          5.77           4.72          3.49
EMPLOYMENT GROWTH(6)*              2.59          2.36           2.27          1.78


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces as investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of March 31, 1998.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.
  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe has also been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen.
  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.
  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
May 8, 1998

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS THE PORTFOLIO MANAGER OF KEMPER U.S. MORTGAGE FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND
OTHER CONDITIONS.

KEMPER U.S. MORTGAGE FUND ONCE AGAIN TURNED IN STRONG PERFORMANCE FOR THE LATEST SEMIANNUAL PERIOD. THIS LATEST SUCCESS IS DUE IN LARGE PART TO AN INCREASED PROPORTION OF MORTGAGE HOLDINGS AND NEW ALLOCATION STRATEGY THAT INCLUDES NON-GINNIE MAE MORTGAGES. PORTFOLIO MANAGER DICK VANDENBERG DISCUSSES HOW HE MANAGED THE FUND WITH AN EYE ON THE UNFOLDING ASIAN CRISIS.

Q     HOW DID ECONOMIC CONDITIONS AFFECT THE BOND MARKETS OVER THE SIX-MONTH
PERIOD FROM OCTOBER 1, 1997 THROUGH MARCH 31, 1998?

A     The force most affecting the markets over the past six months was the
Asian financial crisis. The unfolding problems in Southeast Asia instigated a major correction in the stock market on October 27, 1997 when the stock market lost 7 percent of its value. The market recovered within a few weeks, so the impact of the tumble was short-lived. The Asian crisis, however, continued, tempering the outlook for economic growth. Asia's perceived impact on the U.S. economy caused Wall Street to lower its estimates of 1998 economic activity by about 1 percent and enhanced the outlook for continued low inflation for 1998.

      In reality, both the Asian crisis and the market tumble were good for fixed-income securities, causing rates to fall somewhat. Problems in the stock market usually have a positive effect on bonds because investors flee toward quality and safety. The thought is that if there is a major meltdown in the stock market, the Federal Reserve System is going to be the provider of liquidity as the last resort. Also, in a financial crisis the Fed will hold rates steady or maybe even lower them. So during that period of time we had a slight drop in interest rates and, therefore, the prices of fixed-income securities rose.

Q     HOW DID YOU POSITION KEMPER U.S. MORTGAGE FUND IN LIGHT OF THE ASIAN
CRISIS?

A     When we began to suspect that the problems in Asia were going to develop into a worldwide issue, we started to lengthen our durations, thinking that this was going to be positive for bonds. We were preparing for a drop in interest rates. We tracked the peer group though for the first part of the rally because most of them had also gone long. We didn't start pulling ahead of the group until the beginning of December.

      By mid-January interest rate levels reflected all the good news for bonds. It was widely accepted that there was an Asian crisis and that the crisis would diminish Gross Domestic Product (GDP) growth in 1998. But people began to suspect that the economy was still going to grow, and it became more apparent that the Federal Reserve Board (the Fed) wasn't going to move immediately to lower interest rates. We decided then to reduce the duration slightly to try to lock in some of the profits. From mid-January on, that strategy worked out quite well.

      Beginning in the new year, we boosted our mortgage allocation slightly. We didn't think that rates were going to rise or fall very much. Two offsetting forces were keeping rates contained in a fairly narrow, 0.5 percent range. The positive force was the Asian crisis. It hadn't yet affected the U.S. economy

PERFORMANCE UPDATE

measurably, but we knew inflation would be very much contained because domestic companies were not going to have the flexibility to raise prices in the foreseeable future. We also felt the crisis would have a negative impact on the robust European economy. So all of the things that drove interest rates to these near-record low yield levels were still in place. Offsetting that, though, was the fact that the market had previously expected the Federal Reserve Bank to ease rates. Bond prices actually reflected expectations of at least a 25 basis point drop in short-term interest rates. Such an easing now seemed unlikely.

      Since the market reflected so much good news, we felt that it was fully priced, so we began to cut back on our exposure duration-wise, and we again raised our allocation in mortgages. By the end of March we were about 92 percent invested in mortgages. And for our new peer group, that's probably over-invested.

Q     WHY THE NEW PEER GROUP? WILL IT CHANGE THE WAY YOU MANAGE THE FUND?

A     It's actually the peer group that Lipper has placed us in for a long time, while we were measuring ourselves against a peer group of Ginnie Mae mortgage funds. We adopted our new peer group in January because it is more inclusive of all mortgage types, not exclusively Ginnie Maes. It includes Freddie Macs and Fannie Maes and some other products. The new group also better reflects the size of the fund and measures our Class A share performance. It's made managing the fund more challenging, but it should prove to be productive.

Q     HOW DID THE FUND PERFORM DURING THIS PERIOD?

A     The fund's Class A shares (unadjusted for any sales charge) returned 3.76 percent for the six-month period, versus its peer group, which returned an average of 3.6 percent. A lot of the fund's performance came during the first quarter, after we began expanding its mortgage arena. We're hopeful our adjusted management style will continue to provide above average performance.

Q     WHAT IS YOUR OUTLOOK FOR THE GOVERNMENT MORTGAGE MARKET?

A     When you're talking about any government bond fund we have to talk about
Fed policy. In Federal Reserve Chairman Alan Greenspan's Humphrey-Hawkins testimony February 4, 1998, he indicated that the Fed's outlook was fairly evenly balanced. Although domestic growth was strong, he indicated that he felt the Asian impact had not yet hit the domestic economy, and that when it did he expected domestic growth to moderate. He also noted that inflation was low and he did not expect it to pick up in the near term.

      The general feeling after his speech was that the Federal Reserve Bank was probably going to be on hold for a while and that it would probably watch the economic numbers that are released this second quarter as carefully as the rest of us. The Fed will be monitoring economic activity for signs of the Asian impact. The particular questions it will be seeking answers for include when the economy starts to overheat, will the Asian impact be strong enough to moderate growth, and whether or not the problems in Asia cause our own economy to falter. The economic numbers will determine whether the Fed adjusts rates and in what direction.

      At the same time, we're coming into a seasonal pattern when interest rates typically fall. This pattern is related to the Treasury calendar. Typically, the U.S. Treasury is a large net borrower in the first quarter and then it pays down debt in the second quarter. Sometimes the swing is as much as $50 billion or more. This time the swing in Treasury financing is friendly for the Treasury market in terms of supply. We would expect rates to at least be stable and possibly fall to the low end of the trading range, which would be around 5.6 percent to 5.75 percent in terms of long Treasuries. We wouldn't expect long Treasury yields to rise above 6 percent during the course of this quarter either.

      All in all, we think its going to be a fairly friendly quarter. We don't expect a lot of movement one way or another except for the bias toward slightly lower rates because of the seasonal pay down pattern in the Treasury financing calendar.

Q     HOW HAVE YOU POSITIONED THE KEMPER U.S. MORTGAGE FUND TO TAKE ADVANTAGE OF
THIS?

A     We are actively looking to add more conventional mortgages and fewer
Ginnie Maes to the portfolio. We haven't jumped into that game plan yet though. Today, Ginnie Maes are quite cheap relative to conventionals, so we don't want to sell them just yet.

      I think the fund will do well especially as we begin to diversify more among the different mortgage products. You'll probably see a higher allocation to Freddie Mac and Fannie Mae securities and a slightly lower allocation to Ginnie Mae securities and maybe a little bit higher position in Treasury securities

PERFORMANCE UPDATE

rather than mortgages. That's in part due to the new peer group we're operating within as of the beginning of the year.

  We're also going to focus a bit more on current and discount coupons and a little less on premium coupon mortgages. That's because we don't think the price of premium mortgages really reflects the high degree of paydowns that are likely to occur over the next couple of months with the new low yields in the marketplace. We think high coupon mortgages will probably underperform slightly and we want to be a bit underweighted there.

SHAREHOLDERS MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper U.S. Mortgage Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                               For       Withheld
   David W. Belin          372,832,981   8,048,482
   Lewis A. Burnham        373,128,591   7,752,872
   Donald L. Dunaway       373,043,751   7,837,712
   Robert B. Hoffman       373,123,371   7,758,092
   Donald R. Jones         373,062,367   7,819,097
   Shirley D. Peterson     372,956,252   7,925,211
   Daniel Pierce           373,059,408   7,822,055
   William P. Sommers      373,106,072   7,775,392
   Edmond D. Villani       373,000,661   7,880,803

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

                 For          Against        Abstain
             368,655,365     3,181,901      9,044,198

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                 For          Against        Abstain
             190,973,476     4,872,838      8,354,264

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                                                            Broker
                 For          Against        Abstain        Non-Votes
             181,431,963     7,654,744      13,433,793     9,140,597

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                                                            Broker
                 For          Against        Abstain        Non-Votes
   Class B   48,276,957      1,537,442      2,920,548      8,639,700
   Class C      193,102              0          8,654          4,280

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*


                                             ON 3/31/98         ON 9/30/97
--------------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
      GNMA                                       83%                88%
--------------------------------------------------------------------------------
      OTHER                                      13                  7
--------------------------------------------------------------------------------
    LONG-TERM GOVERNMENT SECURITIES               3                  2
--------------------------------------------------------------------------------
    INTERMEDIATE-TERM GOVERNMENT SECURITIES       1                  3
--------------------------------------------------------------------------------
                                                100%               100%

                                            [PIE CHART]        [PIE CHART]
                                            ON 3/31/98         ON 9/30/97

YEARS TO MATURITY


--------------------------------------------------------------------------------
                                        ON 3/31/98              ON 9/30/97
--------------------------------------------------------------------------------
    LESS THAN 5                             25%                     15%
--------------------------------------------------------------------------------
    5-10                                    72                      83
--------------------------------------------------------------------------------
    11-20                                    2                       1
--------------------------------------------------------------------------------
    21 + YEARS                               1                       1
--------------------------------------------------------------------------------
                                           100%                    100%

                                        ON 3/31/98              ON 9/30/97
                                        [PIE CHART]             [PIE CHART]

AVERAGE MATURITY


--------------------------------------------------------------------------------
                                    ON 3/31/98                ON 3/31/97
--------------------------------------------------------------------------------
    AVERAGE MATURITY                 5.8 years                 7.2 years
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. MORTGAGE FUND

Portfolio of Investments at March 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                              COUPON                       PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS                TYPE                RATE        MATURITY         AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                        Pass-through        6.00%       2023-2026       $  1,380        $    1,338
MORTGAGE ASSOCIATION - 82.9%               Certificates        6.50        2022-2028        320,374           317,861
(Cost: $1,830,302)                                             7.00        2016-2028        474,485           479,863
                                                               7.50        2017-2028        486,508           499,597
                                                               8.00        2008-2027        453,119           470,699
                                                               8.50        2017-2027         15,650            16,532
                                                               9.00        2008-2028         82,937            89,224
                                                               9.50        2009-2023         33,433            36,275
                                                              10.00        2016-2021          4,330             4,767
                                                              10.50        2019-2021          5,081             5,602
                                                              11.00             2019            184               203
                                           --------------------------------------------------------------------------
                                                                                                            1,921,961
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                              Notes                5.75            2002         20,500            20,558
SECURITIES - 9.3%                          Bonds               10.75            2003         35,270            42,914
(Cost: $214,409)                                               12.75            2010         76,835           109,070
                                                               10.625           2015         14,850            22,261
                                                                6.25            2023         20,500            21,118
                                           --------------------------------------------------------------------------
                                                                                                              215,921
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                           Pass-through         6.50            2026            484               479
MORTGAGE ASSOCIATION - 5.2%                Certificates         7.00       2026-2028         41,670            42,087
(Cost: $119,412)                                                8.00            2024          7,305             7,566
                                                                9.00       2016-2025         66,343            70,324
                                                               11.50            2018            423               464
                                           --------------------------------------------------------------------------
                                                                                                              120,920
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                          Pass-through         7.00       2025-2028         24,750            24,998
MORTGAGE CORPORATION - 4.2%                Certificates         8.00            2017            753               785
(Cost: $96,577)                                                 8.50       2016-2027         44,130            46,145
                                                                9.50            2020         22,981            24,798
                                           --------------------------------------------------------------------------
                                                                                                               96,726
                                           --------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS--101.6%
                                           (Cost: $2,260,700)                                               2,355,528
                                           --------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------
REPURCHASE                               Dated January and March, 1998. Collateralized by Federal Home Loan
AGREEMENTS - 2.8%                        Mortgage Corporation and Federal National Mortgage Association securities which are monitored daily to ensure their market value exceeds the carrying value of the repurchase agreement.

                                         Nikko Securities Co. International, Inc.        $     25,000   $   25,000
                                         (held at The Bank of New York,
                                         subcustodian)
                                         5.53%, 4/7/98

                                         Nomura                                                40,000       40,000
                                         (held at The Bank of New York,
                                         subcustodian)
                                         5.61%, 4/3/98
                                         -----------------------------------------------------------------------------
                                         TOTAL REPURCHASE AGREEMENTS--2.8%
                                         (Cost: $65,000)                                                    65,000
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--104.4%
                                         (Cost: $2,325,700)                                              2,420,528
                                         -----------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(4.4)%                  (102,584)
                                         -----------------------------------------------------------------------------
                                         NET ASSETS--100%                                               $2,317,944
                                         -----------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $2,325,700,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $96,502,000, the gross unrealized depreciation was $1,674,000 and the net unrealized appreciation on investments was $94,828,000.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,325,700)                                              $2,420,528
--------------------------------------------------------------------------
Cash                                                                 1,164
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                     355
--------------------------------------------------------------------------
  Fund shares sold                                                       7
--------------------------------------------------------------------------
  Interest                                                          18,923
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,440,977
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                            118,795
--------------------------------------------------------------------------
  Fund shares redeemed                                               1,802
--------------------------------------------------------------------------
  Management fee                                                       996
--------------------------------------------------------------------------
  Distribution services fee                                            340
--------------------------------------------------------------------------
  Administrative services fee                                          462
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               511
--------------------------------------------------------------------------
  Trustees' fees                                                       127
--------------------------------------------------------------------------
    Total liabilities                                              123,033
--------------------------------------------------------------------------
NET ASSETS                                                      $2,317,944
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $3,072,016
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (876,263)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                          94,828
--------------------------------------------------------------------------
Undistributed net investment income                                 27,363
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,317,944
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,781,776 / 253,402 shares outstanding)                          $7.03
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50%
  of offering price)                                                 $7.36
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($532,708 / 75,829 shares outstanding)                             $7.03
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($3,460 / 492 shares outstanding)                                  $7.03
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $90,674
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  6,154
-----------------------------------------------------------------------
  Distribution services fee                                       2,360
-----------------------------------------------------------------------
  Administrative services fee                                     2,872
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          2,609
-----------------------------------------------------------------------
  Professional fees                                                  21
-----------------------------------------------------------------------
  Reports to shareholders                                           417
-----------------------------------------------------------------------
  Trustees' fees and other                                           86
-----------------------------------------------------------------------
    Total expenses                                               14,519
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            76,155
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                      19,089
-----------------------------------------------------------------------
  Net realized gain from futures transactions                       757
-----------------------------------------------------------------------
    Net realized gain                                            19,846
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (8,537)
-----------------------------------------------------------------------
Net gain on investments                                          11,309
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $87,464
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

----------------------------------------------------------------------------------------------------
                                                                SIX MONTHS
                                                                   ENDED
                                                                 MARCH 31,              YEAR ENDED
                                                                   1998                SEPTEMBER 30,
                                                                (UNAUDITED)                1997
----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------
  Net investment income                                         $   76,155                 188,363
----------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                          19,846                  (5,898)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                (8,537)                 48,933
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                87,464                 231,398
----------------------------------------------------------------------------------------------------
Net equalization charges                                            (2,310)                 (7,042)
----------------------------------------------------------------------------------------------------
Distribution from net investment income                            (78,950)               (192,807)
----------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (186,085)               (493,859)
----------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (179,881)               (462,310)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------

Beginning of period                                              2,497,825               2,960,135
----------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$27,363 and $32,468, respectively)                              $2,317,944               2,497,825
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper U.S. Mortgage Fund (the Fund) is a separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At March 31, 1998 the Fund had $117,899,000 in purchase commitments outstanding (5% of net assets), with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended March 31, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1998, amounting to approximately $874,198,000, is available to offset future taxable gains. If not applied, $275,760,000 of the loss carryover expires in 1998 with the remainder expiring through the period ended 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $6,154,000 for the six months ended March 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                        COMMISSIONS        COMMISSIONS
                                                                        RETAINED BY      ALLOWED BY KDI
                                                                            KDI             TO FIRMS
                                                                        -----------     -----------------
                              Six months ended March 31, 1998              $18,000          143,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant

NOTES TO FINANCIAL STATEMENTS

                             to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                    DISTRIBUTION FEES      COMMISSIONS AND
                                                                        AND CDSC          DISTRIBUTION FEES
                                                                     RECEIVED BY KDI    PAID BY KDI TO FIRMS
                                                                    -----------------   ---------------------
                              Six months ended March 31, 1998            $2,759,000             343,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                  ASF PAID BY KDI
                                                                        ASF PAID BY THE    ------------------------------
                                                                          FUND TO KDI      TO ALL FIRMS    TO AFFILIATES
                                                                        ----------------   -------------   --------------
                                          Six months ended March 31, 1998     $2,872,000        2,871,000         32,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,732,000 for the six months ended March 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $23,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $2,145,649

                             Proceeds from sales                       2,467,994

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                   SIX MONTHS ENDED                     YEAR ENDED
                                                                       MARCH 31,                       SEPTEMBER 30,
                                                                         1998                              1997
                                                                -----------------------           -----------------------
                                                                SHARES         AMOUNT             SHARES         AMOUNT
                                         --------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------
                                          SHARES SOLD
                                         --------------------------------------------------------------------------------
                                          Class A                 1,735       $  10,316             2,806       $  18,135
                                         --------------------------------------------------------------------------------
                                          Class B                 1,807          12,475             3,168          22,086
                                         --------------------------------------------------------------------------------
                                          Class C                   132             935               207           1,429
                                         --------------------------------------------------------------------------------
                                          SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                         --------------------------------------------------------------------------------
                                          Class A                 4,935          34,398            11,133          77,149
                                         --------------------------------------------------------------------------------
                                          Class B                 1,555          10,924             5,110          35,406
                                         --------------------------------------------------------------------------------
                                          Class C                     6              45                 9              64
                                         --------------------------------------------------------------------------------
                                          SHARES REDEEMED
                                         --------------------------------------------------------------------------------
                                          Class A               (26,169)       (182,245)          (59,510)       (408,055)
                                         --------------------------------------------------------------------------------
                                          Class B               (10,693)        (72,668)          (34,898)       (239,589)
                                         --------------------------------------------------------------------------------
                                          Class C                   (38)           (265)              (69)           (484)
                                         --------------------------------------------------------------------------------
                                          CONVERSION OF SHARES
                                         --------------------------------------------------------------------------------
                                          Class A                19,955         140,803            22,409         153,714
                                         --------------------------------------------------------------------------------
                                          Class B               (19,970)       (140,803)          (22,425)       (153,714)
                                         --------------------------------------------------------------------------------
                                          NET DECREASE FROM
                                          CAPITAL SHARE TRANSACTIONS          $(186,085)                        $(493,859)
                                         --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At March 31, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $13,636,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at March 31, 1998:

                                                                  FACE        EXPIRATION
                             TYPE                                AMOUNT          MONTH       GAIN/(LOSS)
                             ----------------------------------------------------------------------------
                             U.S. Treasury Bond                $22,086,000     June '98        $ 80,000
                             ----------------------------------------------------------------------------
                             U.S. Treasury Notes               142,291,000     June '98         129,000
                             ----------------------------------------------------------------------------
                             Eurodollar                          5,846,000   September '98      (21,000)
                             ----------------------------------------------------------------------------
                                 TOTAL                                                         $188,000
                             ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                        ----------------------------------------------------------
                                                                   CLASS A
                                        ----------------------------------------------------------
                                                       YEAR ENDED
                                        SIX MONTHS     SEPTEMBER      TWO MONTHS      YEAR ENDED
                                           ENDED          30,            ENDED         JULY 31,
                                         MARCH 31,    ------------   SEPTEMBER 30,   -------------
                                           1998       1997   1996        1995        1995    1994
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $7.01      6.91   7.13        7.06        6.96    7.56
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .22      .52     .49         .08         .53     .51
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                     .04      .10    (.19)        .08         .09    (.59)
---------------------------------------------------------------------------------------------------
Total from investment operations             .26      .62     .30         .16         .62    (.08)
---------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                       .24      .52     .52         .09         .52     .52
---------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.03      7.01   6.91        7.13        7.06    6.96
---------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               3.76%     9.26   4.28        2.23        9.48    (1.21)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------
Expenses                                     .97%     .96     .97         .94         .89     .99
---------------------------------------------------------------------------------------------------
Net investment income                       6.56%     7.23   6.98        6.87        7.77    7.00
---------------------------------------------------------------------------------------------------

                                        ----------------------------------------------------------
                                                                   CLASS B
                                        ----------------------------------------------------------
                                        SIX MONTHS     YEAR ENDED      TWO MONTHS      YEAR ENDED
                                           ENDED      SEPTEMBER 30,       ENDED         JULY 31,
                                         MARCH 31,    -------------   SEPTEMBER 30,   -------------
                                           1998       1997    1996        1995        1995    1994
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $7.00      6.91    7.12        7.05         6.96    7.56
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .20       .45     .44         .07          .47     .45
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                     .04       .10    (.19)        .08          .09    (.59)
----------------------------------------------------------------------------------------------------
Total from investment operations             .24       .55     .25         .15          .56    (.14)
----------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                       .21       .46     .46         .08          .47     .46
----------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.03      7.00    6.91        7.12         7.05    6.96
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               3.47%     8.17    3.54        2.09         8.44   (2.00)
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                    1.86%     1.83    1.80        1.79         1.75    1.79
----------------------------------------------------------------------------------------------------
Net investment income                       5.67%     6.36    6.15        6.02         6.91    6.27
----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                        -------------------------------------------------------------------------------------
                                                                             CLASS C
                                        -------------------------------------------------------------------------------------
                                        SIX MONTHS                                   TWO MONTHS       YEAR
                                          ENDED        YEAR ENDED SEPTEMBER 30,         ENDED         ENDED     MAY 31 TO
                                        MARCH 31,    ----------------------------   SEPTEMBER 30,   JULY 31,    JULY 31,
                                           1998            1997           1996          1995          1995        1994
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $7.00            6.90           7.12          7.05          6.95        6.99
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .20             .46            .43           .07           .48         .07
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                       .04             .10           (.19)          .08           .09        (.04)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations               .24             .56            .24           .15           .57         .03
-----------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                         .21             .46            .46           .08           .47         .07
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $7.03             7.00          6.90          7.12          7.05        6.95
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 3.51%           8.45           3.47          2.10          8.65         .47
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                      1.70%           1.71           1.72          1.69          1.71        1.55
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                         5.83%           6.48           6.23          6.12          6.95        6.46
-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                        SIX MONTHS                                 TWO MONTHS
                                           ENDED      YEAR ENDED SEPTEMBER 30,        ENDED          YEAR ENDED JULY 31,
                                         MARCH 31,    -------------------------   SEPTEMBER 30,   -------------------------
                                           1998         1997          1996            1995          1995        1994
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                              $2,317,944    2,497,825     2,960,135       3,493,052     3,528,329   4,158,066
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)           170%         235           391             249           573         963
---------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended March 31, 1998 is unaudited.

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                    OFFICERS

DANIEL PIERCE               MARK CASADY                  RICHARD L. VANDENBERG
Chairman and Trustee        President                    Vice President

DAVID W. BELIN              PHILIP J. COLLORA            LINDA J. WONDRACK
Trustee                     Vice President, Secretary    Vice President
                            and Treasurer
LEWIS A. BURNHAM                                         JOHN R. HEBBLE
Trustee                     JERALD K. HARTMAN            Assistant Treasurer
                            Vice President
DONALD L. DUNAWAY                                        MAUREEN E. KANE
Trustee                     THOMAS W. LITTAUER           Assistant Secretary
                            Vice President
ROBERT B. HOFFMAN                                        CAROLINE PEARSON
Trustee                     ANN M. MCCREARY              Assistant Secretary
                            Vice President
DONALD R. JONES                                          ELIZABETH C. WERTH
Trustee                     ROBERT C. PECK, JR.          Assistant Secretary
                            Vice President
SHIRLEY D. PETERSON
Trustee                     KATHRYN L. QUIRK
                            Vice President
WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee

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LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
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                                    Chicago, IL 60601

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SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141

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CUSTODIAN AND                       INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                      801 Pennsylvania
                                    Kansas City, MO 64105

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PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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KUSMF - 3 (5/98) 1047070